UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: July 21, 2021

(Date of earliest event reported)

LA JOLLA PHARMACEUTICAL COMPANY

(Exact name of registrant as specified in its charter)

Commission File Number: 1-36282

California	33-0361285
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

201 Jones Road, Suite 400, Waltham, Massachusetts 02451

(Address of principal executive offices, including zip code)

(617) 715-3600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LJPC	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders

On July 21, 2021, La Jolla Pharmaceutical Company (the “Company”) held its 2021 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders voted on the following proposals, which are described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A that was filed with the U.S. Securities and Exchange Commission on June 4, 2021 (the “Proxy Statement”):

1.	Election of the 6 director nominees named in the Proxy Statement to serve until the 2022 Annual Meeting of Shareholders and until their successors are duly elected and qualified;

2.	Ratification of the selection of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021; and

3.	Approval of the change of corporate domicile of the Company from California to Delaware.

Only shareholders of record at the close of business on June 1, 2021 (the “Record Date”) were entitled to vote at the Annual Meeting. At the close of business on the Record Date, 27,471,378 shares of common stock were issued and outstanding, of which 22,249,238 shares of common stock were present at the Annual Meeting, either in attendance via the live webcast or represented by proxy.

Each of the proposals voted on at the Annual Meeting was approved by the Company’s shareholders. The Company intends to consummate the change of its corporate domicile form California to Delaware in the third quarter of 2021. The final voting results with respect to each of the proposals are set forth below:

Proposal 1: Election of Directors

Name of Director Nominees	For	Against	Abstain	Broker Non-vote
Kevin Tang	18,865,778	164,950	27,196	3,191,314
Larry Edwards	18,790,098	203,943	63,883	3,191,314
Craig Johnson	18,344,957	651,175	61,792	3,191,314
Laura Johnson	18,628,323	352,986	76,615	3,191,314
David Ramsay	18,751,517	244,921	61,486	3,191,314
Robert Rosen	18,419,900	561,167	76,857	3,191,314

Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm

For	Against	Abstain
22,124,016	54,945	70,277

Proposal 3: Approval of Change of Corporate Domicile of the Company from California to Delaware

For	Against	Abstain	Broker Non-vote	Unvoted
18,887,876	153,400	16,648	3,191,314	5,222,140

Additionally, holders of Series C-12 Convertible Preferred Stock (the “Preferred Stock”) were entitled to vote on Proposal 3. All 3,906 shares of Preferred Stock issued and outstanding as of the record date voted in favor of Proposal 3.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LA JOLLA PHARMACEUTICAL COMPANY

Date: July 27, 2021	By:	/s/ Michael Hearne
Michael Hearne
Chief Financial Officer